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The following presentation was prepared by Office Depot, Inc.

Office DEPOT®

Investor Presentation

April 2008

Agenda

- Introductions
- Office Depot Overview
- Strategic Outlook For Turnaround
- Comparative Industry Performance
- Management, Board of Directors and Corporate Governance
- Response to Levan's Proxy Contest

Office Depot Overview

Office Depot – Business Overview

Office DEPOT

- Office Depot is a leading global provider of office products and services
- 2007 sales of over $15.5 billion and EBITDA[1] of over $800 million
  - Supplies: 63% of sales
  - Technology: 26% of sales
  - Furniture and Other: 11% of Sales
- Market capitalization of over $3 billion as of April 4, 2008
- Multi-channel – stores, catalog, Internet and contract serve business customers of any size, from small home office to Fortune 500 accounts
  - 56% of 2007 Sales were not North American Retail
  - One of the world's largest e-commerce retailers – $4.9 billion in sales in 2007

North American Retail (44% of 2007 Sales)

- Over 1,200 stores in U.S. and Canada
- Largest concentration of stores in California, Florida and Texas

N.A. Business Solutions (29% of 2007 Sales)

- Catalog, contract and e-commerce
- Dedicated sales force works with medium sized to Fortune 100 customers
- Orders serviced through 21 distribution centers

International (27% of 2007 Sales)

- Catalog, contract, e-commerce and retail
- Sells to customer directly and through affiliates in 43 countries
- 35+ websites and 397 stores

[1] Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com

Office Depot Timeline


Founded in Florida with the first store opening in Fort Lauderdale, FL
Listed on the NASDAQ under the symbol "ODEP"
Listed on the NYSE under the symbol "ODP"
Completed merger with Office Club Inc.
Acquired The Great Canadian Office Supplies warehouse chain
Entered the contract stationer business via the acquisition of two industry leaders: Wilson Stationery & Printing Company and Eastman Office Products Corporation
Acquired six additional contract stationers in North America
Opened licensed Office Depot stores in Colombia and Israel. Announced retail joint venture agreement in Mexico and licensing agreement in Poland
Staples / Office Depot merger fails
Merged with Viking Office Products, the leading direct marketer of office products in Europe and Australia
Office Depot added to S&P 500
Acquired Guilbert S.A., a leading European contract stationer, doubling the size of the Company's European business
Acquired Allied Office Products, Best Office Co., Ltd., Papirius, and AsiaEC
Acquired Axidata, a Canada-based office products delivery company
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007

Issues Facing The Company Entering 2005

- Functionally-aligned organization with no divisional leadership
- Non-integrated acquisitions
  - Duplicate overhead
  - Cost and complexity of multiple systems
- Information technology systems impeding growth
- Duplicate supply chain
- Operating margin gap versus largest competitor and no plan to close gap
- Declining market share
- Inconsistency in shopping experience and service, and lack of differentiation
  - Aging store portfolio with no proven new store format
  - 700 different store sets and at least five different retail formats
- Asset impairments, exit costs and other operating decisions contributed to $385M in charges from inception in 2005 through the end of 2007

➡ Steve Odland recruited by the Board to reorganize and address issues

Successful Turnaround Begins

North American Retail

- Improve profitability while continuing store build out program
- Finalize new format (M2) for the remodeled stores
- Improve service in stores

North American Business Solutions

- Grow market share organically and through acquisitions
- Expand large contract sales, add sales force
- Complete integration of Viking acquisition
- Expand product / service portfolio

International

- Improve profitability by growing European contract business, tightening cost control
- Use telephone account managers to acquire new customers in Europe
- Integrate various operations around the globe
- Expand geographic reach into developing areas

New Management talent was added across the organization

Initiatives Successful in Reducing Costs

In excess of $600 million in costs eliminated between 2004 and 2007



EBIT Margin[1]
4.2%
4.6%
5.3%
3.5%
2004
Cost Savings / Volume
2005
Cost Savings / Volume
Mix / Margin Investment
2006
Cost Savings / Volume
Mix / Margin Investment
2007

[1] Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com

Positive Impact From Turnaround

(Dollars in millions, except per share data)

	2004	2005	2006	First Half 2007
Sales	$ 13,565	$ 14,279	$ 15,011	$ 7,725
EBIT[1]	$ 576	$ 654	$ 802	$ 416
EPS[1]	$ 1.18	$ 1.41	$ 1.90	$ 1.00
EBIT Margin[1]	*4.2%*	*4.6%*	*5.3%*	*5.4%*
EPS Growth[1]	*19.2%*	*19.5%*	*34.8%*	*8.7%*



Stock Performance January 2004 – June 2007
Closing Price Per Share
$50
$40
$30
$20
$10
$0
+81%
$16.71
$30.30
Company announces Steve Odland hired as new CEO
Jan-04 Apr-04 Aug-04 Dec-04 Apr-05 Jul-05 Nov-05 Mar-06 Jul-06 Nov-06 Feb-07 Jun-07

- Nine strong consecutive quarters under new Management team, with improving performance and increased shareholder value, including record sales and earnings in Q1 2007
- Approximately $2 billion of capital returned to stockholders through share repurchases from 2005 through 2007 (represented approximately 20% of outstanding shares, 140% of adjusted after-tax earnings and 106% of operating cash flow)

[1] Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com

Macroeconomic And Business Conditions Shift

- Weakening housing-related economic conditions and a heavy sales concentration in Florida and California (approximately 30% of North American sales in 2007) negatively impacted results in the second half of 2007
- Heavier mix of both lower margin technology product sales in North American Retail and lower margin customers in North American Business Solutions contributed to margin declines
- Declining vendor program support due to industry slowdown also impacted margins
- Weaker U.K. performance negatively affected International results

(Dollars in millions, except per share data)

	2007		
	First Half	Second Half	Full Year
Sales	$ 7,725	$ 7,802	$15,528
EBIT[1]	$ 416	$ 135	$ 551
EPS[1]	$ 1.00	$ 0.53	$ 1.54
EBIT Margin[1]	*5.4%*	*1.7%*	*3.5%*
EPS Growth[1]	*8.7%*	*(45.9%)*	*(18.9%)*

Stock Performance July 2007 – December 2007


$40
$30
$20
$10
$0
Closing Price Per Share
$30.30
(54%)
$13.91
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07

[1] Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com

Strategic Outlook For Turnaround

Strategic Priorities For 2008

North American Retail

- Expanding product offerings to micro-business customers (less than 10 employees)
- Growing loyalty programs
- Enhancing service offerings to complement product offerings

North American Business Solutions

- Enhancing customer contact strategy
- Redesigning the telephone account management program
- Implementing margin-enhancement initiatives

International

- Executing plan to improve performance in the U.K.
- Sharp focus on improving productivity in existing businesses
- Leveraging global sourcing to increase direct import and private brand penetration in Europe and Asia

North American Retail – Taking Care of Business

- Focusing on improving product value offerings for our micro-business customers, especially in core supplies:
  - Improve in-stocks
  - Modifying assortment to deliver increased value
- Growing loyalty programs to provide a stronger value proposition for our micro-business customers:
  - Successfully relaunched Worklife Rewards™ customer loyalty program in third quarter 2007
  - Launched Worklife Rewards™ Visa card in November
  - Instituting new customer service programs
- Enhancing service offerings to complement product assortment:
  - Expanding Design Print and Ship services to address the marketing needs of micro-business customers
  - Tech Depot Services, including technology service and installation, became available at the customers' work or home locations in fourth quarter 2007

North American BSD – Taking Care of Business

- Implementing specific margin-enhancement initiatives that expect to show results early in 2008
- Direct marketing program redesign underway:
  - Launched new telephone account management structure and strategy
  - Revising catalog marketing strategy
  - Improving on-line marketing efficiency and effectiveness
- Developing a detailed contact strategy to optimize penetration of existing customers:
  - Pilot is underway, targeting national rollout in third quarter 2008

International – Taking Care of Business

- Improving service in the U.K. and adjusting to a slowing economy
  - Isolated some controllable issues related to delivery service levels and are taking corrective steps
  - Rolling out certain technology solutions throughout our distribution and transportation operations
  - Expand share of wallet among small users
- Improving productivity in existing businesses
  - Successfully transitioned the first wave of back-office accounting functions (U.K.) to shared service center in Eastern Europe
  - Continued progress on consolidation of European call centers
  - Consolidating distribution center footprint in Europe
- Leveraging Global Sourcing Office to increase direct import and drive private brand penetration in Europe and Asia
  - Central Distribution Center launched in Europe
  - Received first containers of goods from China in December
  - Expect benefits to ramp through the year

Long-Term Global Margin Improvement Initiative

Identified 300 basis points of potential margin improvement



EBIT Margin[1]
~5%
+150bps
+120bps
+60bps
+40bps
-70bps
~8%
Normalized[2]
Private Brand Direct Import
Centralization
Supply Chain Procurement
IT Conversion
Mix / Margin Investment
2010

[1] Non-GAAP numbers. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com

[2] Represents rolling four quarter average EBIT margin from Q1 2006 – Q4 2007.

Global Supply Chain Initiative

North America

Environment

- Two separate NA Supply Chains
  - 12 cross docks (NA Retail)
  - 21 distribution centers (NA Business Solutions)
- 7.2M square feet over 33 buildings

Initiative

- Convert to 12 combination facilities with about 7M square feet
  - Capacity for approximately 9M square feet

International

Environment

- Supply chain network of 22 facilities
- 7 warehouse management systems

Initiative

- Reduce supply chain network to 15 facilities
- Consolidate to one warehouse management system
- Consolidate two facilities in 2008

Global Benefits

- Each facility will have pick/pack and flow through capability to optimize service for Retail and Business Solutions
- Improve global supply chain expense as a percent of sales by 50 basis points

Global Information Technology Initiative

Environment

- Costly and complex:
  - Historical "home grown" legacy systems
  - Acquired systems through past major acquisitions
  - Multiple channels
- No single global integrated system – an expensive environment to operate

Initiative

- Simplify, consolidate, globalize and standardize processes and practices, and support them with common applications and platforms
  - Install Oracle ERP system to replace many separate platforms utilized to run the entire corporation
  - Narrow the Company's many different warehouse management systems to one (Manhattan Associates)

Benefits

- Reduce IT costs as a percent of sales from current level of 1.7% and, coupled with other benefits, reduce costs by 40 bps+
- Enable faster and easier integration of future business expansions and acquisitions
- Provide a consistent customer experience across the globe
- Provide better business data, information and tools

Private Brand/Global Sourcing Initiative

Private Brand/Global Sourcing

- Private brand penetration percentage is currently in the high 20's
- Private Brand Penetration/Global Sourcing to improve margin
  - Opened Office Depot sourcing office in Shenzhen, China in 2007
  - Supplemented with third-party sourcing resources
  - Expanding categories of products sourced and countries utilized
  - Independent audits of all factories and chain of custody of goods for environmental, social, and quality issues
  - All Private Brand meets or exceeds industry testing requirements

Other Global Margin Improvement Initiatives

Financial Back Office

- North America—Utilize third parties for a number of financial functions
  - Some in North America, some offshore
  - Assign credit
  - Collections and cash application
- International—Near Shoring financial functions into Office Depot in Eastern Europe
  - Credit, collections, cash applications

Call Center

- North America—Global Accounts, Executive Customer Service, E-Commerce handled in 2 centers in US
  - Balance of inbound calls near shore and offshore
- International—In the process of consolidating EU call centers

Comparative Industry Performance

Same Store Sales Comparison

Growth has outpaced OfficeMax and approached that of Staples

North America

	OfficeMax	Office Depot	Staples
2004	1.3%	3.0%	4.0%
2005	-1.0%	3.0%	3.0%
2006	0.1%	2.0%	3.0%
2007	-1.2%	-5.0%	-3.0%

Note: Selected competitors. For illustrative purposes only.
Source: Companies' Form 10-Ks.

Operating Margin Comparison - Total Company

Margins have trailed Staples, but exceeded those of OfficeMax

	OfficeMax[1]	Office Depot[2]	Staples[3]
2004	0.6%	4.1%	7.3%
2005	1.1%	4.4%	7.7%
2006	3.5%	5.1%	8.1%
2007	3.8%	3.4%	8.2%

Note: Selected competitors. For illustrative purposes only.

[1] Represents Adjusted Operating Income Margin, a non-GAAP number; adjusted for special items. Source: Office Max – March 19, 2008 Investor Day Presentation.

[2] Financial information for Office Depot adjusted for certain charges and credits. Represents a Non-GAAP number. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com

[3] Represents Operating Margin, a non-GAAP number, adjusted for certain nonrecurring items. Source: Earnings press releases and Form 10-Ks.

Operating Margin Comparison - Divisions

Each Company competes in multiple business lines

	2004	2005	2006	2007
Retail				
OfficeMax	0.5%	1.0%	4.1%	4.1%
Office Depot	4.9%	6.0%	6.7%	5.2%
Staples	8.5%	9.3%	9.7%	9.5%
Contract / Direct				
OfficeMax	2.4%	2.5%	4.4%	4.3%
Office Depot	6.8%	8.2%	8.0%	4.9%
Staples	9.4%	10.3%	10.6%	10.8%
International				
Office Depot	7.8%	6.0%	6.8%	5.5%
Staples	3.6%	0.6%	2.1%	3.6%

Note: Selected competitors. For illustrative purposes only.
Source: OfficeMax - Investor Day Presentations of March 19, 2008 and March 20, 2007. Adjusted for special items.
Staples and Office Depot - Companies' Form 10-Ks.

E.P.S. Growth Comparison

E.P.S. Growth equaled or exceeded Staples in 2004, 2005 and 2006

	OfficeMax[1]	Office Depot[2]	Staples[3]
2004	--	19.2%	16.0%
2005	-76.0%	19.5%	19.5%
2006	775.0%	34.8%	23.1%
2007	14.8%	-18.9%	10.9%

Note: Selected competitors. For illustrative purposes only.

[1] Earnings per diluted share adjusted for special items. Source: Office Max – Investor Day Presentations of March 19, 2008 and March 20, 2007.

[2] Financial information for Office Depot adjusted for certain charges and credits. Represents a Non-GAAP number. A reconciliation of GAAP to non-GAAP numbers can be found on the Office Depot web site at www.officedepot.com

[3] Diluted earnings per common share adjusted for nonrecurring items. Source: Staples web site at www.staples.com

Relative Stock Price Performance

Stock price outperformed Staples and OfficeMax in 2005 and 2006 and dropped in 2007

January 1, 2004 to December 31, 2007
Price as a % of Base (January 1, 2004 = 100.0%)



280%
260%
240%
220%
200%
180%
160%
140%
120%
100%
80%
60%
Jan-04
Apr-04
Aug-04
Dec-04
Apr-05
Aug-05
Dec-05
Apr-06
Aug-06
Dec-06
Apr-07
Aug-07
Dec-07
SPLS 26.8%
ODP (16.8%)
OMX (37.1%)
Office Depot
OfficeMax
Staples

Note: Selected competitors. For illustrative purposes only.
Source: Bloomberg.

Management, Board of Directors and Corporate Governance

Experienced Senior Management Team

Name / Title	Relevant Experience	Company
Steve Odland Chairman and CEO	Office Depot: 3 yrs. AutoZone: 4 yrs. Ahold: 3 yrs.	• Former Chairman, CEO and President - AutoZone, Inc. • 17 years as vendor to retail • Director - General Mills, Inc.
Charles Brown President - International and Acting CFO	Office Depot: 10 yrs. Denny's: 3 yrs. Pizza Hut: 8 yrs.	• Former CFO, Senior VP - Denny's, Inc. • Former CFO, VP - ARAMARK International • Former Controller, VP - Pizza Hut Int'l.
Elisa Garcia Exec. VP, General Counsel and Corp. Secretary	Office Depot: Started July 2007 Domino's Pizza: 7 yrs.	• Former EVP, General Counsel, Secretary - Domino's Pizza • Former Regional Counsel Latin America - Philip Morris, Int'l.
Monica Luechtefeld Exec. VP - Supply Chain and IT	Office Depot and predecessor companies: 27 yrs.	• Former EVP, Global E Commerce - Office Depot • Former VP, Sales Planning &Systems - Office Depot • Former VP and General Manager, Furniture Division - Eastman • Former VP, Sales - Eastman
Chuck Rubin President - NA Retail	Office Depot: 4 yrs. Accenture: 6 yrs Federated: 11 yrs. Other retail: 6 yrs.	• Former Partner (Retail Practice) - Accenture, Ltd. • Former Merchandising, Marketing, Store Operations Management - Federated Department Stores, Specialty Stores • Director and Exec. Committee Member - National Retail Federation
Steve Schmidt President - North American Business Solutions	Office Depot: Started August 2007 ACNielsen: 12 yrs. Pillsbury: 8 yrs.	• Former President and CEO - ACNielsen Corporation • Former President of Canada and Southeast Asia - Pillsbury Food • Management Positions - PepsiCo, Procter & Gamble
Daisy Vanderlinde Exec. VP - Human Resources	Office Depot: 3 yrs. AutoZone: 4 yrs. Tractor Supply: 5 yrs. Marshalls: 5 yrs. Broadway Stores: 11 yrs.	• Former Senior VP - AutoZone, Inc. • Former Senior HR Officer - Tractor Supply Co., Marshalls, Inc., The Broadway Stores

Talented Recent Additions to Senior Management Team

Name / Title	Relevant Experience	Company
Brad Bacon Exec. VP - Store Operations	Office Depot: 1 yr. AutoZone: 4 yrs. Supermarket industry: 34 yrs.	• Former Executive VP - AutoZone, Inc. • Former Executive VP of Operations - Tops Markets
Richard Diamond VP - Merchandising (Furniture)	Office Depot: Started July 2007 Harvey Lewis: 2 yrs. OfficeMax: 6 yrs. Burdines: 16 yrs.	• Former Chief Operating Officer - Harvey Lewis Designs • Former VP and General Manager, Furniture - OfficeMax • Former VP, Home Furnishings - Burdines (Federated)
Steve Mahurin Exec. VP - Merchandising	Office Depot: Started March 31, 2008 True Value: 4 yrs. Home Depot: 13 yrs. Other retail: 10 yrs.	• Former Senior VP, Chief Merchandising Officer - True Value • Former Senior VP - The Home Depot • Former VP - PGA Tour Superstore
Kevin Peters Exec. VP - Supply Chain	Office Depot: Started October 2007 W.W. Grainger: 5 yrs. Home Depot: 11 yrs.	• Former Senior VP of Supply Chain - W.W. Grainger, Inc. • Former VP and General Manager of Strategic Initiatives, Toronto/San Diego - The Home Depot • Management Positions - McMaster-Carr Supply Co.
Randy Wick VP - Merchandising Services	Office Depot: Started November 2007 Circuit City: 2 yrs. Petters Group: 1 yr. Best Buy: 8 yrs.	• Former Senior VP and General Merchandise Manager for Consumer Electronics - Circuit City • Former Executive VP of Sales and Marketing - Petters Group Worldwide • Former VP of Retail Strategies - Best Buy • Former Sales and Merchandising Manager - Fretter Super Stores

Highly Qualified, Independent Board With Significant Public Company Experience

- Proven executive leaders
  - Five Directors have significant experience as retail operators
  - Four additional Directors have significant relevant experience as operators
- 11 of 12 Directors are independent under NYSE standards
- Three members of the Audit Committee qualify as financial experts within SEC regulations
- Experienced as public company directors
  - All Directors have served on other public company Boards
- Extensive new strength and talent added to Board in recent years
  - Six Directors have joined Board in last four years
  - Two Directors have joined in the last two years

Directors With Significant Retail Experience

Name / Committee(s)	Retail Experience	Company
David W. Bernauer • Compensation, Finance	Walgreens: 40 yrs.	• Former Chairman & CEO - Walgreen Co. • Director - Lowe's Companies, Inc.
David I. Fuente • Finance (C)	Office Depot: 13 yrs. Sherwin-Williams: 8 yrs.	• Former Chairman and CEO - Office Depot, Inc. • Former President - Sherwin-Williams Paint Stores Group • Director - Ryder System Inc. and Dicks Sporting Goods
Myra M. Hart • Audit	Staples: 5 yrs.	• Founding Officer - Staples, Inc. • Senior Faculty Member - Harvard Business School • Director - Nina McLemore Inc., Kraft Foods, Inc., Summer Infant, Inc. and IntelliVid Corporation • Former Director - Royal Ahold
Kathleen Mason • Audit	Tuesday Morning: 7 yrs. Cherry & Webb: 9 yrs. More than 35 years of retail experience	• President and CEO - Tuesday Morning Corporation • Former Chairman and CEO - Cherry & Webb • Director - Genesco, Inc. • Former Director - Men's Warehouse, Hot Topic
Steve Odland	Office Depot: 3 yrs. AutoZone: 4 yrs. Ahold: 3 yrs.	• Chairman and CEO - Office Depot (March 2005) • Former Chairman, CEO and President - AutoZone, Inc. • 17 years as vendor to retail • Director - General Mills, Inc.

Other Directors' Experience

Name / Committee(s)	Relevant Experience	Company
Lee A. Ault, III • Compensation (C), Corporate Governance and Nominating	Telecredit: 24 yrs.	• Former Chairman and CEO - Telecredit, Inc. • Former Director - Viking Office Products, Alex Brown and Bankers Trust • Director - Anworth Mortgage Asset Corporation
Neil R. Austrian • Lead Director • Corporate Governance and Nominating (C), Finance	NFL: 9 yrs. DDB: 10 yrs.	• Former President and COO - NFL • Former CEO - Doyle, Dane, Bernbach • Former Chairman and CEO - Showtime/The Movie Channel • Former Director - Viking Office Products, Alex Brown and Bankers Trust • Director - The DirecTV Group
Abelardo E. Bru • Compensation, Finance	PepsiCo: 28 yrs.	• Former Vice Chairman - PepsiCo • Former Chairman and CEO - Frito-Lay North America • Former Executive - PepsiCo Foods International • Director - Kimberly-Clark Corporation and S.C. Johnson, Inc.
Marsha Evans • Compensation	American Red Cross: 3 yrs. U.S. Navy: 30 yrs.	• Former President and CEO - American Red Cross • Director - Huntsman Corporation, Lehman Brothers Holdings, Weight Watchers International • Former Director - AutoZone, Inc., May Department Stores Co.
Brenda Gaines • Audit (C), Corporate Governance and Nominating	Citigroup: 16 yrs.	• Former President and CEO - Diner's Club North America • Former Deputy Chief of Staff - City of Chicago • Director - NICOR, Inc., Fannie Mae, Tenet Healthcare Corporation
W. Scott Hedrick • Compensation, Corporate Governance and Nominating	InterWest Partners: 29 yrs.	• Former Director - The Office Club, Inc. • Founder and Former Partner - InterWest Partners • Director - Hot Topic, Inc., Il Fornaio Corp., American Funds Insurance Series
Michael Myers • Audit	Smith Barney: 20 yrs. First Century : 37 yrs.	• Founder and Former Managing General Partner - First Century Partners • President and Director - Smith Barney Venture Corp. • Former Director - Entre Computer Centers, Inc.

Board is Active And Engaged

- 39 Board and Board Committee meetings last 12 months
- Four standing committees: Corporate Governance and Nominating, Compensation, Audit and Finance
- Members have frequent in-depth meetings with business unit leaders
- Actively engaged in development and monitoring of turnaround plan
- Actively engaged in recruitment of Steve Odland and new Management team
- Committed to enhancing stockholder value
  - Regularly analyze capital structure and strategic opportunities for the Company

Strong Corporate Governance Practices

- Full Board elected annually to one-year terms
- Alignment with stockholders through Director ownership requirements
- Majority stockholder vote required to approve a merger
- Stockholders may act by written consent
- No poison pill
- Executive pay/compensation aligned with performance
- Long-term equity incentive plans are all approved by stockholders
- Office Depot, Inc.'s Corporate Governance Quotient (CGQ®)[1] is better than **96.2%** of Retailing companies and **80.1%** of S&P 500 companies

[1] As of April 1, 2008.

Response to Levan's Proxy Contest

Key Facts in Proxy Contest

Office Depot	Dissident Nominees
• Has a highly qualified Management team and Board in place that has significant experience in retail and related industries • Has historically driven improving operating performance and returned significant capital to stockholders • Management and Board have overcome past challenges facing the Company • Is currently implementing strong turnaround plan to improve performance and create value for all stockholders • Has an active and engaged Board with significant public company experience • Has a robust corporate governance profile	• Do not have a specific plan to improve performance • Could disrupt Office Depot's plan to build long-term value and delay existing profit improvement initiatives • Have no recent Board experience with a major multinational retail and business-to-business company such as Office Depot • Would replace two Directors with extensive experience as retail operators • Have both been previously considered and rejected as unqualified for executive positions at the Company • Own few Office Depot shares, aligning them poorly with other stockholders • Have presided over the destruction of significant stockholder value

Levan's Nominees Are Not The Right Candidates

Mark Begelman

- No public company governance experience since 1996
- Last relevant retail operating experience resulted in liquidation
  - Begelman founded and was CEO of Mars Music, which filed for bankruptcy in 2001 and was liquidated in 2002
  - Industry newsletters attribute Mars Music's failure to Begelman's flawed business model:

    "He projected that the enterprise would eventually reach $1 billion in sales. Over the next five years he marshaled extraordinary human and financial resources towards achieving that goal. Unfortunately, the energies were directed towards a business model that proved fundamentally flawed." – Music Trades, December 2002*
- Hasn't worked in office products industry in 12 years
  - Left Office Depot in 1995 when the company was 1/3 of its current size
  - Questionable commitment level to returning to the industry, as evidenced by this quote describing his reasons for leaving Office Depot:

    "You realize that you have 37,000 employees and that your life consists of staples and paper clips… I was president by day and rocker by night. I wanted to be rocker by day and rocker by night." – Fortune, April 2002*
- Not independent of Alan Levan
  - Currently employed by BankAtlantic, a company where Levan is Chairman and CEO and that he indirectly controls
- Rejected as candidate to be President of North American Retail

* Permission to quote was neither sought nor obtained.

Levan's Nominees Are Not The Right Candidates

Martin Hanaka

- Track record of destroying stockholder value
  - The Sports Authority stock price decreased approximately 13% over the six year period from August 1998 when he joined as Vice Chairman through the company's merger with Gart Sports in August 2003
  - Golfsmith Int'l. stock price has declined approximately 75% since April 2007, when he became Chairman of the Board
  - Trans World Entertainment's stock price has declined approximately 80% since September 1998, when he joined its Board
- Past misconduct
  - The Wall Street Journal reported that an internal investigation at Staples concluded that Hanaka's relationship with his victim violated the company's fraternization policy*
  - Resigned as President and COO of Staples after being arrested for assaulting a female co-worker who, according to an article published in The Wall Street Journal on October 21, 1997, told police they had been involved in a two-year extramarital affair
- Rejected by Board for CEO position
- Hanaka's election may disrupt Office Depot's significant business with female-owned companies
- Poorly aligned with stockholders
  - Owns no shares

* Permission to quote was neither sought nor obtained.

Vote The WHITE Proxy Card

- Office Depot has a highly qualified and experienced Management team and Board
- The Board and Management were responsible for planning and executing the turnaround plan that improved performance in recent years
- Management continues to implement a strong turnaround plan that will increase value for all stockholders
- Levan and his nominees have not disclosed a plan to improve performance and will add no value to Office Depot
- Levan intends to remove our CEO from the Board, which could delay the implementation of our initiatives and damage prospects for a successful turnaround

WE URGE ALL STOCKHOLDERS TO SUPPORT YOUR BOARD AND MANAGEMENT AND VOTE THE WHITE PROXY CARD

Appendix

Levan Companies Have Poor Corporate Governance Profiles

- Levan companies governance practices compare poorly to Office Depot:

	Office Depot	BFC Financial	BankAtlantic	Levitt Corp.	Bluegreen Corp.
ISS CGQ® Rating (4/1/08)	80.1% of S&P 500[1]	46.1% of CGQ® Universe	5.2% of S&P 600	49.5% of CGQ® Universe	39.5% of Russell 3000
Director Election	Annual	Classified with Staggered Terms	Classified with Staggered Terms	Classified with Staggered Terms	Classified with Staggered Terms
Dual Class Stock	No	Yes	Yes	Yes	No
Advance Notice	Yes	Yes	Yes	Yes	Yes
Independent Directors	11 of 12	4 of 6	7 of 10	5 of 9	7 of 10

- Levan owned only 200 shares as of March 3, the record date for voting at the Annual Meeting
  - Total holdings are approximately 1.1% of Office Depot's outstanding shares; balance of shares acquired the week before launching proxy contest

[1] Office Depot, Inc.'s Corporate Governance Quotient (CGQ®) is better than 96.2% of Retailing companies.

Levan is a Poor Steward of Shareholder Value

	BFC Financial	BankAtlantic	Levitt Corp.	Bluegreen Corp.
Levan Role	Chairman and CEO	Chairman and CEO	Chairman and CEO	Chairman
3-yr Stock Price Performance[1]	-88%	-75%	-93%	-53%
Other			Levitt and Sons subsidiary is in bankruptcy	

- As Jeff Ostrowski of the Palm Beach Post recently summarized:

  *"[Alan Levan] owns big stakes in five publicly traded companies that have **shed hundreds of millions in value** in the past three years."**

  – Palm Beach Post, March 23, 2008

- Or, as one participant said to Levan on Bluegreen Corporation's fourth quarter 2007 earnings call:

  *"You seem to be a serial killer of public companies through operating losses and equity dilution."**

[1] Represents 3 year stock price performance from March 16, 2005 through March 14, 2008, the last trading day prior to Levan's initial proxy filing.

* Permission to quote was neither sought nor obtained.

Relative Stock Price Performance

January 1, 2004 to December 31, 2007
Price as a % of Base (January 1, 2004 = 100.0%)



300%
250%
200%
150%
100%
50%
0%
Jan-04
Apr-04
Aug-04
Dec-04
Apr-05
Aug-05
Dec-05
Apr-06
Aug-06
Dec-06
Apr-07
Aug-07
Dec-07
Office Depot
BFC Financial
Levitt Corp
BankAtlantic
ODP (16.8%)
BBX (70.8%)
BFF (78.8%)
LEV (86.4%)

Source: Bloomberg.

Safe Harbor Statement

The Private Securities Litigation Reform Act of 1995, as amended (the "Act"), provides protection from liability in private lawsuits for "forward-looking" statements made by public companies under certain circumstances, provided that the public company discloses with specificity the risk factors that may impact its future results. We want to take advantage of the "safe harbor" provisions of the Act. Certain statements made in this presentation are "forward-looking" statements under the Act. Except for historical financial and business performance information, statements made in this presentation should be considered 'forward-looking' as referred to in the Act. These forward-looking statements speak only as of the date of this presentation; we disclaim any obligation to update these statements, and we caution you not to rely on them unduly. Much of the information that looks towards future performance of our company is based on various factors and important expectations and assumptions about future events that may or may not actually come true. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements made in this presentation. Certain risks and uncertainties are detailed from time to time in our filings with the SEC. You are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties. The Company's SEC filings are readily obtainable at no charge at www.sec.gov and at www.freeEDGAR.com, as well as on a number of other commercial web sites.

Important Additional Information

In connection with the solicitation of proxies, Office Depot filed with the Securities and Exchange Commission (the "SEC") and mailed to stockholders a definitive proxy statement dated March 14, 2008 (as supplemented by proxy supplement no. 1 dated March 24, 2008, the "Proxy Statement"). The Proxy Statement contains important information about Office Depot and the 2008 annual stockholders meeting. Office Depot's stockholders are urged to read the Proxy Statement carefully. Stockholders may obtain additional free copies of the Proxy Statement and other relevant documents filed with the SEC by Office Depot through the website maintained by the SEC at www.sec.gov. The Proxy Statement and other relevant documents may also be obtained free of charge from Office Depot by contacting Investor Relations in writing at Office Depot at 2200 Old Germantown Road, Delray Beach, FL; or by phone at 561-438-3657; or by email at brian.turcotte@officedepot.com. The Proxy Statement is also available on Office Depot's website at www.officedepot.com. The contents of the websites referenced above are not deemed to be incorporated by reference into the Proxy Statement. Stockholders may also contact MacKenzie Partners, Inc. with questions or requests for additional copies of the proxy materials by calling toll-free (800) 322-2885 or collect (212) 929-5500, or by email at officedepotproxy@mackenziepartners.com.

Office DEPOT®

Taking Care of Business